Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Crockett Partners Equipment Company II, LLC
Crockett Partners Fund I, LP

555 Perkins Extended, Suite 400

Memphis, Tennessee 38117

EquipmentShare.com Inc
5710 Bull Run Drive
Columbia, Missouri 65201

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of equipment assets in connection with the proposed offering of Crockett Partners Crockett Partners Equipment Company IIA LLC Asset-Backed Notes (EQS 2024-1C) (the “Depositor”), Crockett Partners Fund I, LP (the “Sponsor” and, together with the Depositor, the “Company”) and EquipmentShare.com Inc (“EquipmentShare”) are responsible for the information provided it has to us, including, with respect to EquipmentShare, the information set forth in the Statistical Data File (as defined herein).

The Company and EquipmentShare have agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Citigroup Global Markets Inc. (together with the Company and EquipmentShare, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 19, 2024, representatives of EquipmentShare provided us with a computer-generated equipment data file and related record layout containing data, as represented to us by the Company, as of the close of business May 31, 2024, with respect to 8,981 equipment assets (the “Statistical Data File”). At your instruction, we randomly selected 100 equipment assets from the Statistical Data File (the “Sample Assets”) that indicated a gross rental amount (as set forth on the Statistical Data File) greater than $0.00.

At your instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the equipment asset characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1. EQS Asset number (informational purposes only) 2. Make 3. Model 4. Model year 5. Equipment category	6. Purchase date 7. Original equipment cost 8. Asset state 9. Gross rental amount 10. Net book value

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the “Bill of Sale”.

We compared Characteristics 8 and 9. to the corresponding information set forth on or derived from the “Invoice.”

We compared Characteristic 10. to the corresponding information set forth on the “Net Book Value Workbook.”

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 5., an equipment category of "telehandlers" set forth on the Bill of Sale is deemed to be “in agreement” with an equipment category of “scissor lifts” set forth on the Statistical Data File; and

•	with respect to our comparison of Characteristic 7., differences of $1.00 or less are deemed to be “in agreement.”

The equipment contract documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of EquipmentShare and are collectively referred to hereinafter as the “Asset Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents. In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Asset Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment assets underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company and EquipmentShare to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and EquipmentShare and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 22, 2024